UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 5, 2007

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

 333-114041                                                              20-0645710
(Commission File Number)                                                         (IRS Employer Identification No.)

                    185 PLATTE CLAY WAY
KEARNEY, MISSOURI                                                          64060
(Address of Principal Executive Offices)                                                  (Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 5, 2007 Ply Gem Industries, Inc. (“Ply Gem” or the “Company”) entered into the Fifth Amended and Restated Credit Agreement (the “Amended Credit Facility”) among Ply Gem, as the U.S. borrower, CWD Windows and Doors, Inc. (the “Canadian Borrower”), Ply Gem Holdings, Inc. (“Holdings”), the subsidiary guarantors party thereto, the lenders party thereto, UBS Securities LLC and Deutsche Bank Securities, Inc., as joint lead arrangers and bookrunners and UBS AG, Stamford Branch, as administrative agent.

Set forth below is a brief description of the material terms and conditions of the definitive agreement. The description set forth below does not purport to be complete and is qualified in its entirety by reference to the definitive agreement attached as an exhibit to this Form 8-K.

Pursuant to the Amended Credit Facility, on April 5, 2007, Ply Gem borrowed (i) $557,315,000 of term loans (the “U.S. Term Loans”) to replace the current outstanding $557,315,000 of term loans and (ii) an additional $105,000,000 of term loans (the “Additional U.S. Term Loans”, and together with the U.S. Term Loans, the “Term Loans”) to repay the second lien term loan facility outstanding under Ply Gem’s Second Lien Amended and Restated Credit Agreement. Ply Gem also amended the terms of its Canadian Term Loans outstanding under the Amended Credit Facility. The Amended Credit Facility provides Ply Gem with a $70,000,000 revolving facility (the “Revolving Facility”) to replace the revolving commitment under the Existing Credit Facility along with an additional $5,000,000 revolving facility (the “Additional Revolving Facility”, together with the Revolving Facility, the “Revolving Facilities”), resulting in a total Revolving Facility of $75,000,000.

Ply Gem’s obligations under the Credit Agreement are guaranteed by Holdings and all of Ply Gem’s existing and future direct and indirect subsidiaries, subject to exceptions for foreign subsidiary guarantees to the extent such guarantees would be prohibited by applicable law or would result in materially adverse tax consequences and other exceptions.

Under the Credit Agreement the obligations of the Canadian Borrower are guaranteed by Holdings, Ply Gem and all of the existing and future direct or indirect subsidiaries of the Canadian Borrower and are effectively guaranteed by all subsidiaries guaranteeing Ply Gem’s obligations under the senior credit facilities.

The indebtedness under the Credit Agreement is secured, subject to certain exceptions, by: (i) a perfected pledge of the equity interests of Ply Gem and its direct and indirect subsidiaries, (ii) a perfected security interest in all of the personal property of Ply Gem and its direct and indirect subsidiaries, and (iii) mortgages on certain real property of Ply Gem and its subsidiaries. The indebtedness of the Canadian Borrower is secured, subject to certain exceptions, by: (i) a perfected pledge of equity interests (ii) a perfected security interest in the personal property and (iii) mortgages on certain real property of the Canadian Borrower and its subsidiaries.

The interest rates per annum applicable to loans under the Credit Facilities are, at Ply Gem's option, equal to either a base rate plus an applicable interest margin, or an adjusted LIBOR rate plus an applicable interest margin.

The term loans provided under the Credit Agreement will mature on August 15, 2011, and will amortize in an amount equal to 1% per annum of the initial principal amount outstanding, payable in equal quarterly installments beginning on June 30, 2007 and ending on March 31, 2011, with the balance payable on August 15, 2011.

The Credit Agreement contains affirmative, negative and financial covenants customary for such financings. The Credit Agreement requires Ply Gem to maintain a maximum total leverage ratio of 6.75 to 1.0 until December 31, 2008; thereafter, the maximum total leverage ratio that Ply Gem is permitted to have declines over time, from 6.75 to 1.0 to 6.25 to 1.0.

Certain mandatory prepayments under the Credit Facilities will be required upon the occurrence of certain events, including the incurrence of certain additional indebtedness and the sale of certain assets.

The Credit Facilities contain events of default customary for such financings, including but not limited to nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration; certain ERISA events; change of control; dissolution; insolvency; bankruptcy events; material judgments; and actual or asserted invalidity of the guarantees or security documents. Some of these events of default allow for grace periods and materiality concepts.

The Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Certain of the lenders, arrangers and agents, or their affiliates, have acted as lenders, arrangers or agents in connection with the Credit Facilities, and as initial purchasers of Ply Gem’s 9% senior subordinated notes due 2012, and from time to time may provide investment banking and financial advisory services to Ply Gem.

Other than as described above, there are no material relationships, other than in respect of the Credit Facilities between UBS Securities LLC, Deutsche Bank Securities, Inc. and the other parties thereto, and Ply Gem or its affiliates, or any officer or director of Ply Gem, or any associate of any officer or director of Ply Gem.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements And Exhibits

(a) Financial statements of businesses acquired.
Not applicable

(b) Pro forma financial information.
Not applicable

(c) Exhibits

Exhibit	Description
10.1
Fifth Amended and Restated Credit Agreement, dated as of April 5, 2007, among Ply Gem Industries, as the U.S. borrower, CWD Windows and Doors, Inc., as the Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities, Inc., as joint lead arrangers and bookrunners.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 10, 2007

PLY GEM HOLDINGS, INC.

By:  /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
10.1
Fifth Amended and Restated Credit Agreement, dated as of April 5, 2007, among Ply Gem Industries, as the U.S. borrower, CWD Windows and Doors, Inc., as the Canadian borrower, Ply Gem Holdings, Inc. and the other guarantors party thereto, as guarantors, the lenders party thereto, and UBS Securities LLC and Deutsche Bank Securities, Inc., as joint lead arrangers and bookrunners.